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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-16837).



                                                   /s/ ARTHUR ANDERSEN LLP

Vienna, Virginia
March 25, 2002